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                                                                    EXHIBIT 99.1

                              PENNZENERGY COMPANY

                             SPECIAL SEVERANCE PLAN

                    (As Established Effective May 19, 1999)



                                  INTRODUCTION

     PennzEnergy Company considers the prevention of the loss of employees and the avoidance of distraction of employees as a result of the transaction ("Transaction") contemplated by that certain Amended and Restated Agreement and Plan of Merger by and among Devon Energy Corporation, Devon Delaware Corporation, Devon Oklahoma Corporation and PennzEnergy Company, dated as of May 19, 1999, to be essential to protecting and enhancing the best interests of PennzEnergy Company and its shareholders. PennzEnergy Company also believes that during the pendency of the Transaction and the transition period thereafter, PennzEnergy Company should be able to receive and rely on disinterested service from employees regarding the best interests of PennzEnergy Company and its shareholders without concern that employees might be distracted or concerned by personal uncertainties and risks.

     Accordingly, PennzEnergy Company has determined that appropriate steps should be taken to assure PennzEnergy Company and its affiliates of the continued employment and attention and dedication to duty of their employees and to seek to ensure the availability of their continued service, notwithstanding the Transaction.

     Therefore, in order to fulfill the above purposes, the PennzEnergy Company Special Severance Plan is hereby established to read as follows:


                                   ARTICLE I
                             ESTABLISHMENT OF PLAN

     As of the Effective Date, PennzEnergy Company hereby establishes a separation compensation plan to be known as the PennzEnergy Company Special Severance Plan, as set forth in this document.


                                   ARTICLE II
                                  DEFINITIONS

          (a) Board. Prior to the Closing Date, the Board of Directors of PennzEnergy, and on and after the Closing Date, the Board of Directors of Devon.

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          (b) Closing Date. The closing date of the Transaction, as defined in
     Section 1.2 of the Merger Agreement.

          (c) Company. Prior to the Closing Date, PennzEnergy, and on and after the Closing Date, Devon.

          (d) Defined Pay. A Participant's compensation for purposes of the Plan, which is equal to the sum of the Participant's (1) highest annual base salary or wages during the three calendar years preceding the 2000 calendar year and (2) highest annual bonus earned during the three calendar years preceding the 1999 calendar year (or, if a Participant did not earn an annual bonus, or earned only a prorated annual bonus, during such three calendar years, the Participant's annual bonus for purposes of "Defined Pay" under the Plan shall be based on the 1999 target annual bonus for such Participant's salary grade).

          (e) Devon. Devon Energy Corporation, an Delaware corporation.

          (f) Effective Date. May 19, 1999.

          (g) Employee. Any full-time salaried or hourly nonunion employee of an Employer. The term shall exclude all individuals (1) retained as independent contractors and (2) non-United States citizens working outside the United States.

          (h) Employer. The Company and each Subsidiary.

          (i) Merger Agreement. The Amended and Restated Agreement and Plan of Merger by and among Devon Energy Corporation, Devon Delaware Corporation, Devon Oklahoma Corporation and PennzEnergy Company, dated as of May 19, 1999.

          (j) Participant. An individual who is designated as such pursuant to
     Section 3.1.

          (k) PennzEnergy. PennzEnergy Company, a Delaware corporation.

          (l) Plan. The PennzEnergy Company Special Severance Plan.

          (m) Severance Benefit. A benefit to which a Participant may become entitled pursuant to Article IV hereof.

          (n) Subsidiary. Any corporation or other entity in which the Company, directly or indirectly, holds a majority of the voting power or profits or capital interest of such entity.

          (o) Transaction. For purposes of this Plan, that certain transaction contemplated by the Merger Agreement.

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                                  ARTICLE III
                                  ELIGIBILITY

     3.1 Participation. Any individual who is an Employee of an Employer on the Effective Date shall be a Participant in the Plan; provided, however, that, the foregoing notwithstanding, no Employee shall be a Participant in this Plan who:

          (i) Immediately prior to the Effective Date, is exempt grade E5 or higher; or

          (ii) Is offered and accepts employment with Pennzoil-Quaker State Company prior to termination of employment with PennzEnergy Company as defined in Section 4.2 of the Plan.

     3.2 Duration of Participation. A Participant shall cease to be a Participant in the Plan as a result of an amendment or termination of the Plan complying with Article VII of the Plan, or when he or she ceases to be an Employee of any Employer, unless, at the time he or she ceases to be an Employee, such Participant is entitled to payment of a Severance Benefit as provided in the Plan. A Participant entitled to payment of a Severance Benefit or any other amounts under the Plan shall remain a Participant in the Plan until the full amount of the Severance Benefit and any other amounts payable under the Plan have been paid to the Participant.


                                   ARTICLE IV
                               SEVERANCE BENEFITS

     4.1 Right to Severance Benefit. A Participant shall be entitled to receive from his or her Employer Severance Benefits in accordance with Section
4.3 if the Participant's employment by an Employer shall terminate in any circumstance specified in Section 4.2(a), whether the termination is voluntary or involuntary.

     4.2  Termination of Employment.

          (a) Terminations That Give Rise to Severance Benefits Under The Plan.

               (i) Except as set forth in subsection (b) below, any termination of employment with an Employer by action of the Employer or any of its affiliates (excluding any transfer to another Employer, but treating as a termination of employment the sale of any assets or the stock of the Participant's Employer, unless a plan covering the Participant with benefits equivalent to those payable hereunder is adopted by the entity that thereafter employs the Participant), at any time on or after the Closing Date and before the second anniversary of the Closing Date, shall entitle a Participant to a Severance Benefit in accordance with Section 4.3.

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              (ii) If, at any time on or after the Closing Date and before the second anniversary of the Closing Date, a Participant's duties, responsibilities or annual base salary or bonus opportunity or hourly wages or employee benefits as an Employee are diminished or reduced in any material respect in comparison to the duties, responsibilities and annual base salary, bonus opportunity, incentive compensation opportunity or hourly wages or employee benefits enjoyed by the Participant immediately prior to the Closing Date, the Participant may terminate his or her employment within 90 days of the occurrence of such reduction and be entitled to a Severance Benefit in accordance with Section 4.3; provided, however, that the Participant provides the Company written notice of the occurrence of such reduction and the Company does not cure the reduction within 15 days of its receipt of such written notice from the Participant.

              (iii) If, at any time on or after the Closing Date and before the second anniversary of the Closing Date, a Participant is required to be based at a location more than 30 miles from the location where the Participant was based and performed services immediately prior to the Closing Date, the Participant may terminate his or her employment within 90 days of the notice of such relocation and be entitled to a Severance Benefit in accordance with Section 4.3.

          (b) Terminations That Do Not Give Rise to Severance Benefits Under The Plan. If a Participant's employment is terminated for "Cause" (as defined in this subsection (b)), voluntarily by the Participant in the absence of any event described in subsection (a)(ii) or (iii) of this Section 4.2, or due to death or disability prior to an event described in Section 4.2(a), then the Participant shall not be entitled to a Severance Benefit under the Plan. A termination for Cause shall have occurred if a Participant is terminated because of:

              (i) the continued failure of the Participant to perform substantially the Participant's duties with the Employer (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant which specifically identifies the manner in which the Company believes that the Participant has not substantially performed the Participant's duties and the Participant is provided 15 days to cure such failure following such notice; or

              (ii) the engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

     4.3 Severance Benefits. If a Participant's employment is terminated in circumstances entitling the Participant to a Severance Benefit as provided in
Section 4.2(a), subject to Section 4.6, the Participant's Employer or the Company shall pay the cash lump sum amounts, periodic cash severance payments, continued benefits coverage and outplacement services, which collectively shall constitute such Participant's Severance Benefits under the Plan, as follows:

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     Benefit                  Computation of Benefit
     -------                  -----------------------

     Vacation Pay             Earned and accrued vacation pay paid on a bi-
                              weekly basis commencing after termination.

     Periodic Cash Severance  Commencing after his or her Vacation Pay has been exhausted, a Participant shall receive a periodic cash severance in the form of bi-weekly payments, with each such payment equal to 1/26th of the Participant's Defined Pay ("Bi-Weekly Payments"), for a period based on such Participant's grade level and years of service with the Employer, as follows:

                              (i) Exempt Grade X1 and Above.

                              A Participant exempt grade X1 or above shall receive Bi-Weekly Payments over a period of whole and partial months equal to the sum of (1) and (2) below, as follows:

                              (1) Whole Years of Service: Based on whole years of service, such Participant shall receive Bi-Weekly Payments for the following number of months:

                                    Years of Service        Months
                                    ----------------        ------
                                    1 year                    13
                                    2 years                   14
                                    3 years                   15
                                    4 years                   16
                                    5 years                   17
                                    6 years                   18
                                    7 years                   19
                                    8 years                   20
                                    9 years                   21
                                    10 years                  22
                                    11 years                  23
                                    12 years                  24

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                              (2) Partial Year of Service: For a partial year of
                              service, such Participant shall receive Bi-Weekly Payments over a period equal to 1/12 of a month for each whole and partial month of such partial year of service.

                              The foregoing notwithstanding, (x) no Participant under this clause (i) shall be entitled to more than 24 months of Bi-Weekly Payments; (y) a Participant under this clause (i) with less than one complete year of service in total with the Employer shall receive Bi-Weekly Payments for 12 months; and (z) a Participant's service prior to a two-year "Break In Service" (as defined in the Company's qualified defined contribution plan, hereinafter "Break") shall be disregarded.

                              (ii)   Exempt Grade 5.

                              An exempt grade 5 Participant shall receive a number of Bi-Weekly Payments that is equal to one-half of the sum of four weeks for each year or part thereof of service (disregarding any service prior to a two-year Break); provided, however, that in no event shall such Participant receive less than 12 months of Bi-Weekly Payments.


                              (iii) All Other Participants (Exempt Grade 4 and Below).

                              A Participant who is neither exempt grade 5 nor exempt grade X1 or above shall receive a number of Bi-Weekly Payments that is equal to one-half of the sum of three weeks for each year or part thereof of service (disregarding any service prior to a two-year Break); provided, however, that in no event shall such Participant receive no less than three Bi-Weekly Payments.

     Medical/Dental           For the period during which Vacation Pay and
                              Periodic Cash Severance is paid, continued coverage under medical benefits arrangements substantially similar to

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                              those in effect immediately prior to the Closing
                              Date at no greater cost to Participant than that applicable immediately prior to the Closing Date.

     Life Insurance           For the period during which Vacation Pay and
                              Periodic Cash Severance is paid, continued coverage under life insurance arrangements substantially similar to those in effect immediately prior to the Closing Date at no greater cost to Participant than that applicable immediately prior to the Closing Date.

     AD&D For the period during which Vacation Pay and Periodic Cash Severance is paid, continued coverage under Accidental Death and Dismemberment insurance substantially similar to that in effect immediately prior to the Closing Date at no greater cost to Participant than that applicable immediately prior to the Closing Date.

     401(k)/Retirement Plan   For the period during which Vacation Pay and
                              Periodic Cash Severance is paid, continued participation in the Company's tax qualified defined benefit and defined contribution plans, and correlative excess benefit programs, on the same basis as existed immediately prior to the Closing Date. The determination of age and years of service of Participants for purposes of the "age 52 and 10 years of service" and "20 years of service" early retirement benefits under the qualified defined benefit plan shall include the period during which Vacation Pay and Periodic Cash
                              Severance is paid.

     Stock Options            Any stock options held by the Participant
                              immediately prior to the Closing Date shall become fully vested and exercisable as of the Closing
                              Date and remain outstanding for the remainder of each such option's term (unless sooner terminated for reasons other than termination of employment).

    Conditional Stock Units   Any conditional stock units held by the
                              Participant immediately prior to the Closing Date shall become matured units as of the Closing Date, but shall be distributable at the end of the 5-year term under the applicable plan or program under which such units were granted.

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     Outplacement             (i) For Participants exempt grade 5 and above,
                              outplacement services for a period of 6 months with the option, if the Participant remains unemployed at the end of the first six months, for up to an additional six months of such services on a month to month basis and (ii) for all other Participants, outplacement services determined by grade level consistent with the current practice of the Company.

          Notwithstanding any provision of this Plan to the contrary, a Participant's Severance Benefits under the Section 4.3 shall be reduced by any severance benefits payable to such Participant outside of this Plan in connection with the Transaction.

     4.4 Other Benefits Payable. The benefits payable hereunder shall be payable in addition to, and not in lieu of, all other accrued or vested or earned but deferred compensation, rights, options or other benefits that may be owed to a Participant upon or following termination, including, but not limited to, earned but unused vacation, amounts or benefits payable under any bonus or other compensation plan, stock option plan, stock ownership plan, stock purchase plan, life insurance plan, health plan, disability plan or similar or successor plan; provided, however, that the benefits payable under this Plan shall be reduced by any severance pay or pay in lieu of notice required to be paid to such Participant under applicable law. Solely with respect to the Transaction, the Plan shall supersede and replace any severance pay plan, program or arrangement that may previously have been adopted by any Employer but only as such applies to an Employee, including the Company's Executive Severance Plan and Change in Control Retention/Severance Plan, but not any individual employment agreement between the Employer and any Employee. Benefits payable under this Plan shall be reduced by any cash severance benefits payable under any individual employment contract, change of control agreement or other severance arrangement, as well as payments made by the Company pursuant to the Worker Adjustment and Retraining Notification Act of 1988 ("WARN").

     4.5 Payment Obligation Absolute. The obligations of the Employers to pay or provide the Severance Benefits described in Section 4.3 shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which an Employer may have against any Participant. In no event shall a Participant be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to or benefits provided to a Participant under any of the provisions of the Plan, nor shall the amount of any payment hereunder be reduced by any compensation earned by or benefits provided to a Participant as a result of employment by another employer.

     4.6  Release.   Notwithstanding any provision to the contrary, the payment or receipt of Severance Benefits (excluding Vacation Pay) described in Section
4.3 shall be contingent upon the Participant's execution and return of a valid release and waiver of claims ("Release") in the form attached as Exhibit A hereto, and the expiration of the Release's 7-day revocation period.

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                                   ARTICLE V
                            PARTICIPATING EMPLOYERS

          The Plan shall be deemed adopted by any Subsidiary of the Company. Each Subsidiary shall be an Employer hereunder and the provisions of the Plan shall be fully applicable to the Employees of that Subsidiary who are Participants pursuant to Section 3.1.


                                   ARTICLE VI
                             SUCCESSOR TO EMPLOYER.

          The Plan shall bind any successor of an Employer, substantially all its assets or substantially all its businesses (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Employer would be obligated under the Plan if no succession had taken place.

          In the case of any transaction in which a successor would not by the foregoing provision or by operation of law be bound by this Plan, the Company shall require such successor expressly and unconditionally to assume and agree to perform an Employer's obligations under this Plan, in the same manner and to the same extent that the Employer would be required to perform if no such succession had taken place. The term "Employer," as used in the Plan, shall mean the Employer as hereinbefore defined and any successor or assignee to the business or assets which by reason hereof becomes bound by this Plan.


                                  ARTICLE VII
                      DURATION, AMENDMENT AND TERMINATION

     7.1 Duration. If the Transaction has not occurred, the Plan shall continue until amended or terminated by the Company. If the Transaction occurs, the Plan shall continue in full force and effect and shall not terminate or expire until all Participants who become entitled to any payments hereunder shall have received such payments in full.

     7.2 Termination and Amendment. The Plan shall be subject to amendment, change, substitution, deletion, revocation or termination (collectively, "Amendment") by the Company at any time prior to the Closing Date other than at the request of a third party who has taken steps reasonably calculated to effect the Transaction unless such third party request is a favorable or beneficial Amendment for the Participants and is agreed to by the Company. On and after the Closing Date, the Plan shall not be subject to Amendment in any respect which adversely affects the rights of a Participant without the consent of that Participant.

     7.3 Form of Amendment. The form of any amendment of the Plan shall be a written instrument signed by any person authorized to sign by the Board. An amendment of the Plan in accordance with the terms hereof shall automatically effect a corresponding amendment to all Participants' rights hereunder.

                                       9
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                                  ARTICLE VIII
                                 MISCELLANEOUS

     8.1 Employment Status. This Plan does not constitute a contract of employment or impose on the Participant's Employer any obligation to retain the Participant as an Employee, to change or not change the status of the Participant's employment, or to change the Company's policies or those of its Subsidiaries regarding termination of employment.

     8.2 Administration. The Plan shall be administered (i) prior to the Closing Date, by the Chairman of the Board and any individual or individuals to whom he has delegated certain administrative responsibilities and (ii) on and after the Closing Date, by the Chairman of the Board, the Chief Executive Officer of the Company and any individual or individuals to whom they have delegated certain administrative responsibilities (as applicable in each case, the "Plan Administrator"). The Plan Administrator shall have the power to make reasonable rules and regulations required in the administration of the Plan and to make all determinations necessary for the Plan's administration, except those determinations which the Plan requires others to make. The Plan Administrator shall have full and complete authority to construe and interpret the Plan whenever necessary to carry out its intent and purpose and to facilitate its administration. In the exercise of such discretionary powers, the Plan Administrator shall treat all Participants uniformly and equitably under the Plan. The Plan Administrator shall have the exclusive right to make all determinations hereunder regarding the participation and eligibility of Employees for benefits, including, but not limited to, making determinations as to the eligibility, the amount and benefits payable, the time at which benefits cease to be payable, and other comparable issues, and the Plan Administrator's good faith interpretation of the Plan shall be binding and conclusive on all parties. Any dispute as to the eligibility, type, amount or duration of benefits under the Plan shall be resolved as provided in Section 8.3 of the Plan, with such resolution binding and final on all parties to the dispute. No action may be brought for benefits provided under this Plan or any amendment or novation thereof, or to enforce any right hereunder, until after the administrative procedures set forth in Section 8.3 of the Plan have been exhausted.

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     8.3  Claim Procedure.  If an Employee or former Employee makes a written request alleging a right to receive benefits under this Plan or alleging a right to receive an adjustment in benefits being paid under the Plan, the Company shall treat it as a claim for benefits. All claims for benefits under the Plan shall be sent to the Plan Administrator and must be received within 30 days after termination of employment. If the Plan Administrator determines that any individual who has claimed a right to receive benefits, or different benefits, under the Plan is not entitled to receive all or any part of the benefits claimed, the Plan Administrator will inform the claimant in writing of his determination and the reasons therefore in terms calculated to be understood by the claimant. The notice will be sent within 90 days of the claim unless the Plan Administrator determines additional time, not exceeding 90 days, is needed. The notice shall make specific reference to the pertinent Plan provisions on which the denial is based, and describe any additional material or information that is necessary. Such notice shall, in addition, inform the claimant what procedure the claimant should follow to take advantage of the review procedures set forth below in the event the claimant desires to contest the denial of the claim. The claimant may within 90 days thereafter submit in writing to the Company a notice that the claimant contests the denial of his or her claim by the Plan Administrator and desires a further review. The Company shall within 60 days thereafter review the claim and authorize the claimant to appear personally and review pertinent documents and submit issues and comments relating to the claim to the persons responsible for making the determination on behalf of the Company. The Company will render its final decision with specific reasons therefore in writing and will transmit it to the claimant within 60 days of the written request for review, unless the Company determines additional time, not exceeding 60 days, is needed.

     8.4  Withholding.    All amounts payable pursuant to the terms of this Plan
shall be subject to reduction for any and all applicable federal, state or local income and employment taxes and any other withholdings required to be made therefrom at law.

     8.5 Right of Recovery. The Company shall have the right to recover any payment made to an Employee in excess of the amount to which the Employee is entitled under the terms of this Plan. Such recovery may be from the Employee or his or her beneficiary thereby enriched.

     8.6 Spendthrift Provisions. No benefit, right or interest of any person hereunder shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, seizure, attachment, or legal, equitable, or other process, or be liable for, or subject to, the debts, liabilities, or other obligations of such person, except as expressly authorized or required by the Plan or otherwise required by a law enforceable with respect to the Plan as determined in the sole and absolute discretion of the Plan Administrator.

     8.7 Validity and Severability. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.8 Governing Law. To the extent not preempted by federal law, the validity, interpretation, construction and performance of the Plan shall in all respects be governed by the laws of the State of Delaware, without reference to principles of conflict of law.

                                       11
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                                   EXHIBIT A

                   PENNZENERGY COMPANY SPECIAL SEVERANCE PLAN
                          RELEASE AND WAIVER OF CLAIMS


          In connection with the anticipated merger by and among Devon Energy Corporation, Devon Delaware Corporation, Devon Oklahoma Corporation and PennzEnergy Company ("Transaction"), the undersigned employee ("Employee") is eligible for Severance Benefits under the PennzEnergy Company Special Severance Plan (the "Plan").

          In consideration of the agreement of PennzEnergy Company, and, on and after the closing date of the Transaction, Devon Energy Corporation (collectively or individually, as applicable, "Company") to provide Employee the benefits, payments and other items described in the Plan, some of which are in addition to anything to which he/she is already entitled and the receipt and sufficiency of which are hereby acknowledged, Employee hereby knowingly and voluntarily releases and forever discharges PennzEnergy Company, Devon Energy Corporation, Devon Delaware Corporation, Devon Oklahoma Corporation, Pennzoil-Quaker State Company, and their officers, directors, agents, servants, and employees, their successors, assigns, and insurers, and their parents, subsidiaries and affiliates, and any and all persons, firms, organizations, and corporations from any and all damages, losses, causes of action, expenses, demands, liabilities, and claims on behalf of Employee, Employee's heirs, executors, administrators, and assigns with respect to all matters relating to Company and Employee hereby accepts the severance benefits and other items described in full settlement of all such damages, losses, causes of action, expenses, demands, liabilities, and claims Employee now has or may have with respect to such matters, as evidenced by Employee's execution of this release and waiver of claims agreement ("Release").

          This Release includes, but is not limited to, claims arising under the Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act, as amended; the Older Workers' Benefit Protection Act of 1990, as amended; the Civil Rights Act of 1866, as amended; the Civil Rights Act of 1991; the Rehabilitation Act of 1973, as amended; the Americans with Disabilities Act of 1990; the Worker Adjustment and Retraining Notification Act of 1988; the Pregnancy Discrimination Act of 1978; the Equal Pay Act; the Employee Retirement Income Security Act of 1974, as amended; the Family and Medical Leave Act of 1993; the Fair Labor Standards Act; the Occupational Health and Safety Act; the Texas Commission on Human Rights Act; the Texas Labor Code; and any claims for breach of contract, tort, including, but not limited to, fraudulent inducement or misrepresentation, defamation, slander, wrongful termination or other retaliation claims in connection with workers' compensation claims or whistleblower status or any claim under any other state or federal statute or regulation, in equity or at common law.

          Further, by accepting the payments described, Employee agrees not to sue Company or the related persons and entities described above. Employee affirms and agrees that his/her employment relationship has ended and waives all rights in connection with such relationship except to vested benefits and the payments and benefits described in this Release. Employee acknowledges that Company has not promised him/her continued employment nor represented that Employee will be rehired in the future. In addition, in signing this Release, Employee expressly represents that no promise or agreement which is not expressed in this Release has been made to him/her and that Employee is relying on his/her own judgment in signing this Release and is not relying on any statement or representation of Company, its affiliates or any of their agents. Employee acknowledges that Employee is signing with full knowledge and consent which was not procured through fraud, duress or mistake and that this Release has not had the effect of misleading or failing to inform Employee.

          Employee shall have forty-five (45) days to decide whether to sign this Release and be bound by its terms. Employee shall have the right to revoke or cancel this Release within seven (7) days after Employee has signed it. This cancellation or revocation can be accomplished by delivery of a written notification to Company. In the event that this Release is canceled or revoked, Company shall have no obligation to furnish the payments described in this Release. EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE HAS BEEN ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS RELEASE AND HAS HAD AN ADEQUATE OPPORTUNITY TO SEEK ADVICE OF HIS/HER OWN CHOOSING. Employee acknowledges that he/she has read this Release, has had an opportunity to ask questions and have it explained to him/her and that Employee understands that this Release will have the effect of knowingly and voluntarily waiving any action Employee might pursue, including breach of contract, personal injury, retaliation, discrimination on the basis of race, age, gender, national origin, or disability and any other claims arising prior to the date of this Release. Further, Company agrees to Release Employee from all claims arising out of his/her employment with Company.

          Employee acknowledges that payment of Severance Benefits by Company is not an admission by Company or its officers, directors, agents, servants, and employees, their successors, assigns, and insurers, and their parents, subsidiaries and affiliates, that they engaged in any wrongful or unlawful act or violated any federal or state law or regulation.

          Should any of the provisions set forth in this Release be determined to be invalid by a court, agency or other tribunal of competent jurisdiction, it is agreed such determination shall not affect the enforceability of other provisions of this Release.

          Employee acknowledges that this Release sets forth the entire understanding and agreement between Employee and Company concerning the subject matter of this Release and supersedes any prior or contemporaneous oral and/or written agreements or representations, if any, between Employee and Company.

          The purpose of the arrangements described in this Release is to arrive at a mutually agreeable and amicable basis upon which to separate Employee's employment with Company. Employee and Company agree to refrain from any criticisms or disparaging comments about each other or in any way relating to Employee's employment with or separation from Company.

          Furthermore, Employee agrees that he/she has returned or will return immediately, and will maintain in strictest confidence and not use in any way, any proprietary, confidential, or other nonpublic information or documents relating to the business and affairs of Company and its affiliates. For the purposes of this Release, "proprietary, confidential or other nonpublic information" shall mean any information concerning Company or its affiliates which Employee developed or learned through his/her employment and which is not generally known or available outside of Company. Such information, without limitation, includes information, written or otherwise, regarding Company's earnings, expenses, material sources, equipment sources, customers and prospective customers, business plans, strategies, practices and procedures, prospective and executed contracts, maps, computer files and other business arrangements. Employee acknowledges and agrees that all records, papers, reports, computer programs, strategies, documents (including, without limitation, memoranda, notes, files and correspondence), opinions, evaluations, inventions, ideas, technical data, products, services, processes, procedures, and interpretations that are, or have been, produced by Employee or any other employee, officer, director, agent, contractor, or representative of Company whether provided in written or printed form, or orally, all comprise confidential and proprietary business information. Employee understands and agrees that in the event of any breach of this provision, or threatened breach, by Employee, Company may, in its discretion, discontinue any or all payments provided for in the Plan and recover any and all payments already made and Company shall be entitled to apply to a court of competent jurisdiction for such relief by way of specific performance, restraining order, injunction or otherwise as may be appropriate to ensure compliance with this provision.

          Employee further agrees that the existence and all terms of this Release shall be kept strictly confidential and that any disclosure to anyone for any purpose whatsoever (save and except disclosure to Employee's spouse, financial advisors or institutions for financial statement purposes, attorney, or as required by law) by Employee or his/her agents, representatives, heirs, children, spouse, employees or spokespersons shall be a breach of this Release and Company may elect either to cease performance hereunder or enforce this Release; provided, however, in the event Company believes a breach of confidentiality has occurred, Employee will be given notice and thirty (30) days to respond.

          Should Employee be contacted or served with legal process seeking to compel Employee to disclose any such information, Employee agrees to notify Company's General Counsel immediately, in order that Company may seek to resist such process if it so chooses. If Employee is called upon to serve as a witness or consultant in or with respect to any potential litigation, litigation, or regulatory proceeding, Employee agrees to cooperate with Company to the full extent permitted by law, and Company agrees that any such call shall be with reasonable notice, shall not unnecessarily interfere with Employee's later employment, and shall provide for payment for Employee's time and costs expended in such matters.

          This Release shall be governed by and construed in accordance with the laws of the State of Texas, and where applicable, the laws of the United States.


-------------------------                    -----------------------------
Employee Signature                           Company Representative


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Date Signed                                  Date Signed


-------------------------
Employee Printed Name







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